Exhibit 10.20

AMENDMENT TO LEASE AGREEMENT

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS AGREEMENT, WHICH ARE DENOTED BY ***. A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS AMENDMENT TO LEASE AGREEMENTS (this “Amendment”) is made as of the 23rd day of November 2015 by and between NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation (the “Landlord”) and JOHNSTOWN AMERICA CORP, a Pennsylvania corporation (the “Tenant”).

RECITALS:

A. WHEREAS Landlord and Tenant entered into that certain Lease Agreement dated December 20, 2004 for approximately 11.6 acres of real property and certain improvements located thereon located in Roanoke, Virginia, all as more particularly described in the Lease Agreement (the “Track 1 Premises”), which Lease Agreement has been amended by that certain First Amendment to Lease Agreement dated as of December 1, 2005, that certain Second Amendment to Lease Agreement dated as of February 1, 2008 (as so amended, the “Track 1 Lease”), and that certain Third Amendment to Lease Agreement dated as of October 11, 2012.

B. WHEREAS Landlord and Tenant entered into that certain Lease Agreement dated September 1, 2006 for approximately 3.9 acres of real property and certain improvements located thereon located in Roanoke, Virginia, all as more particularly described in the Lease Agreement (the “Track 2 Premises”), which Lease Agreement has been amended by that certain First Amendment to Lease Agreement dated as of February 1, 2008 (as so amended, the “Track 2 Lease”), and that certain Second Amendment to Lease Agreement dated as of October 11, 2012.

C. WHEREAS Landlord and Tenant entered into that certain Lease Agreement dated February 15,2008 for approximately 47,000 square feet of space in the southern end of the Foundry Building located in Roanoke, Virginia (the “Foundry Premises,” and collectively with the Track 1 Premises and the Track 2 Premises, the “Leased Premises”), all as more particularly described in the Lease Agreement (the “Foundry Lease,” each of the Track 1 Lease, the Track 2 Lease and the Foundry Lease are individually referred to as a “Lease,” and collectively, the “Leases”) and that certain Second Amendment to Lease Agreement dated as of October 11, 2012.

D. WHEREAS Landlord and Tenant have agreed to amend the Track 1 Lease, the Track 2 Lease and the Foundry Lease as hereinafter provided. All capitalized terms not specifically defined herein shall have the meanings given or ascribed to them in the specified lease.

NOW THEREFORE, in consideration of the mutual agreements hereinafter contained, and for $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Base Rental. Commencing as of the 1st day of December, 2015, and expiring at midnight on the 31st day of December, 2024, Base Rental for the Leased Premises shall be payable as set forth on Exhibit A attached hereto and made a part hereof, and Section 3 of each Lease is hereby amended accordingly.

2. Counterparts. This Amendment may be executed on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

3. Governing Law. This amendment is governed by and shall be construed under the laws of the Commonwealth of Virginia.

4. Effect of Amendment. Except as herein specifically amended, each Lease shall remain in full force and effect.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate, each part being an original, as of the 23rd day of November, 2015.

Witness: As To Landlord		LANDLORD:

/s/ Loven Isom		NORFOLK SOUTHERN RAILWAY COMPANY
Signature		a Virginia Corporation
Name:	Loven Isom
		By:	/s/ SG Portnell
Witness: As To Landlord		Name:	SG Portnell
		Title:	Real Estate Manager
/s/ Martina Chitwood		Date of Landlord Signature: 11-23-15
Signature
Name:	Martina Chitwood

[SEAL]

Witness: As To Tenant		TENANT:

/s/ Joseph Maliekel		NORFOLK SOUTHERN RAILWAY COMPANY
Signature		a Virginia Corporation
Name:	Joseph Maliekel
		By:	/s/ Joseph Maliekel
Witness: As To Landlord		Name:	Joseph Maliekel
		Title:	Corporate Controller
/s/ Joseph Maliekel		Date of Landlord Signature: 11-21-15
Signature
Name:	Joseph Maliekel

[SEAL]

EXHIBIT A

BASE RENTAL SCHEDULE

Lease Year	Monthly Base Rental	Monthly Rental Abatement	Total Monthly Base Rental	Annual Base Rental
12/1/2015 - 11/30/2016	$***	$***	$***	$***
12/1/2016 - 11/30/2017	$***	$***	$***	$***
12/1/2017 - 11/30/2018	$***	$***	$***	$***
12/1/2018 - 11/30/2019	$***	$***	$***	$***
12/1/2019 - 11/30/2020	$***	$***	$***	$***
12/1/2020 - 11/30/2021	$***	$***	$***	$***
12/1/2021 - 11/30/2022	$***	$***	$***	$***
12/1/2022 - 11/30/2023	$***	$***	$***	$***
12/1/2023 - 11/30/2024	$***	$***	$***	$***
12/1/2024 - 12/31/2024	$***	$***	$***	N/A

4